UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K A-1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

March 15, 2010

REAL VALUE ESTATES, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53466	26-1616719
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3970 Casa Blanca Road

Reno, Nevada, 89502

Address of principal executive offices)

775-200-0505

 (Registrant's telephone number, including area code)

Copies to:

Jeffrey G. Klein, P.A.

2600 North Military Trail

Suite 270

Boca Raton, Florida  33498

Tel: (561) 997-9920

Fax: (561)998-9557

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Forward Looking Statements

     Certain  statements  included  in this Form 8-k regarding  Real Value Estates, Inc. ( “Company”) that are not  historical  facts are  forward-looking statements,  including  the  information  provided  with  respect  to the future business  operations  and  anticipated  operations  of the Company.    These forward-looking  statements are based on current expectations, estimates,  assumptions and beliefs of management,  and words such as "expects," "anticipates,"   "intends,"   "plans,"   "believes,"   "estimates"  and  similar expressions  are intended to identify  such  forward-looking  statements.  These forward-looking  statements involve risks and uncertainties,  including, but not limited  to,  the  success  of our  current  or  proposed  business  activities.  Accordingly, actual results may differ.

Section 1-Registrant’s Business and Operations

Item 1.01 Entry into a material Definitive Agreement

On March 12, 2010 the Company entered into a Share Exchange Agreement (the “Agreement” or the “Transaction”) with Global Power and Water Industries, Inc.  (“Global Power”) which provides in part for us to acquire all of the issued and outstanding shares of common stock in exchange for up to 800 million shares of our common stock.  The number of shares to be issued to the shareholders of Global Water is subject to further discussions and assumes that the Company has forward split its common stock.

On April 10, 2010 the Agreement was amended to clarify that we will issue 800 million shares of our common stock.

Closing of the Transaction will take place on or about August 31, 2010 and will be subject to compliance with certain conditions precedent including but not limited to satisfactory completion of all due diligence matters by both parties, delivery of audited financial statements by Global Power.

For more detailed information regarding the transaction,  you are urged to review Amendment Number One to the  Share Exchange Agreement which is being filed as an Exhibit to this Form 8-k.

Global Power is a privately held company whose goal is to take advantage of emerging opportunities in the field of solar energy.  The company’s initial focus will be the development and installation of high-efficiency concentrator solar cell arrays, thermal electric technologies and advanced tracking systems.   Global Power’s initial focus will be in China.

Item 9.01 Financial Statements and Exhibits.

Exhibit:  10.2:  Amendment Number One To Share Exchange Agreement

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 15, 2010

REAL VALUE ESTATES, INC. BY: /S/ Dennis Kushner —————————————— Name: Dennis Kushner Title: President

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